Exhibit 10.1
AMENDMENT NO. 1
TO
REGISTRATION RIGHTS AGREEMENT
     THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of November 9, 2009, by and between Standard Parking Corporation, a Delaware corporation (the “Company”), and each of the Holders identified on the signature pages hereto, and amends that certain Registration Rights Agreement, dated as of June 2, 2004 (as amended, the “Registration Agreement”), by and between the Company and Steamboat Industries LLC, as assignor of its interests under the Registration Rights Agreement to the Holders. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Registration Agreement.
          WHEREAS, the parties desire to amend certain provisions of the Registration Agreement as specified herein.
          WHEREAS, pursuant to Section 2.9 of the Registration Agreement, the Registration Agreement may be amended with the written consent of the Company and Holders holding, in the aggregate, more than fifty percent (50%) of the Registrable Securities.
          WHEREAS, the Holders identified on the signature pages hereto hold more than fifty percent (50%) of the Registrable Securities.
          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
          1. Amendment.
          (a) Section 1.5(a) of the Registration Agreement is hereby amended by replacing (i) the words “ninety (90) days” with the words “two years” and (ii) the language “90-day” with “two-year”.
          2. Cooperation. The Company agrees that it will use its reasonable best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the holders in connection with the methods of distribution of the Registrable Securities; provided that the holders of Registrable Securities shall reimburse the Company for all out of pocket costs the Company incurs in connection with any underwritten offering (pro rata to the Holders based upon the number of securities included in such underwritten offering); and provided further that, not including the “road show” in connection with the offering contemplated by the preliminary prospectus dated on or around November 2, 2009 (which out of pocket costs incurred by the Company in attending the road show are deemed Selling Expenses), the Company will not be required to use its reasonable best efforts to make the executive officers of the Company available for more than two additional in person “road shows” and no such in person road show may be scheduled at less than 6 month intervals The holders of Registrable Securities and the Company will work together to minimize the disruption to the Company in connection with any underwritten offering, provided that the the final determination for the timing of any such offering and road show will be subject to the Company’s consent, not to be unreasonably withheld.
          3. Effectiveness and Ratification. All of the provisions of this Amendment shall be effective as of the date hereof. Except as specifically provided for in this Amendment, the terms of the Registration Agreement are hereby ratified and confirmed and remain in full force and effect.
          4. Effect of Amendment. Whenever the Registration Agreement is referred to in the Registration Agreement or in any other agreements, documents and instruments, such reference shall be deemed to be to Registration Agreement as amended by this Amendment.
          5. Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.
          6. Counterparts. This Amendment may be executed in one or more counterparts (including by means of telecopied signature pages) each of which shall be an original and all of which taken together shall constitute one and the same agreement.
          7. Governing Law. All questions concerning the construction, validity and interpretation of this Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Registration Agreement as of the date first written above.

STANDARD PARKING CORPORATION

By: Name:	/s/ Thomas L. Hagerman Thomas L. Hagerman
Its:	Executive Vice President and Chief Operating Officer

GSO SPECIAL SITUATIONS FUND LP

By:	GSO Capital Partners LP
Its:	Investment Advisor

By:	/s/ George S. Fan

Name:	George S. Fan
Title:	Chief Legal Officer

GSO Capital Opportunities Fund LP

By:	GSO Capital Partners LP
Its:	Investment Advisor

By:	/s/ George S. Fan

Name:	George S. Fan
Title:	Chief Legal Officer

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND, LTD.

By:	GSO Capital Partners LP
Its:	Investment Advisor

By:	/s/ George S. Fan

Name:	George S. Fan
Title:	Chief Legal Officer
Signature Page to Amendment No1 to Registration Rights Agreement

GSO SPECIAL SITUATIONS OVERSEAS BENEFIT PLAN FUND, LTD.

By:	GSO Capital Partners LP
Its:	Investment Advisor

By:	/s/ George S. Fan

Name:	George S. Fan
Title:	Chief Legal Officer

CML VII, LLC

By: Contrarian Funds, L.L.C., its sole member

By Contrarian Capital Management, L.L.C., its manager

By:	/s/ Janice M. Stanton

Name:	Janice M. Stanton
Title:	Member
Signature Page to Amendment No1 to Registration Rights Agreement